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                                                                      Exhibit 11

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the caption "Independent Auditors" in the Prospectuses pertaining to Fountain Square Funds included in Post-Effective Amendment No. 27 to the Registration Statement (Form N-1A
No. 33-24848) of Fountain Square Funds.


                                                  /s/ ERNST & YOUNG LLP
                                                  ---------------------

Cincinnati, Ohio
March 5, 1998